INVESTOR FINANCIAL SUPPLEMENT
September 30, 2013

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of October 23, 2013
Address:
One Hartford Plaza		A.M. Best	Fitch	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A	A+	A	A2
	Hartford Life Insurance Company	A-	A-	BBB+	A3
Internet address:	Hartford Life and Accident Insurance Company	A-	A-	A-	A3
http://www.thehartford.com	Hartford Life and Annuity Insurance Company	A-	A-	BBB+	Baa2

Other Ratings:
The Hartford Financial Services Group, Inc.:
Contacts:	Senior debt	bbb+	BBB	BBB	Baa3
Sabra Purtill	Commercial paper	AMB-2	F2	A-2	P-3
Senior Vice President
Investor Relations
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 43006	250 Royall Street
	Providence, RI 02940-3006	Canton, MA 02021
Phone (877) 272-7740

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and Form 10-Q/A.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i

CONSOLIDATED	Consolidated Financial Results	1	MUTUAL FUNDS	Income Statements	20
	Operating Results by Segment	2		Supplemental Data - Asset Value Rollforward - Assets Under Management - By Distribution Channel	21
	Consolidated Statements of Operations	3		Supplemental Data - Asset Value Rollforward - Assets Under Management - By Asset Class	22
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital and Surplus to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7	TALCOTT
	Deferred Policy Acquisition Costs and Present Value of Future Profits	8	RESOLUTION	Financial Highlights	23
				Supplemental Data	24
				U.S. Annuity
				Supplemental Data - Account Value Rollforward	25
				Japan Annuity
PROPERTY & CASUALTY	Income Statements	9		Supplemental Data - Account Value Rollforward	26
	Underwriting Ratios	10		Supplemental Data - Annuity Death and Living Benefits	27
	P&C Commercial
	Underwriting Results	11
	Underwriting Ratios	12
	Supplemental Data	13
	Consumer Markets		CORPORATE	Income Statements	28
	Underwriting Results	14
	Underwriting Ratios	15
	Supplemental Data	16
	P&C Other Operations		INVESTMENTS	Investment Earnings Before-tax (Consolidated)	29
	Underwriting Results	17		Investment Earnings Before-tax (Property & Casualty)	30
				Net Investment Income by Segment	31
				Components of Net Realized Capital Gains (Losses)	32
GROUP BENEFITS	Income Statements	18		Composition of Invested Assets	33
	Supplemental Data	19		Invested Asset Exposures	34

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
All amounts are in millions, except for per share and ratio information unless otherwise stated.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in six reporting segments, Property & Casualty Commercial, Consumer Markets, Property & Casualty Other Operations, Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category. In June 2013, the Company announced the signing of a definitive agreement to sell the U.K. variable annuity business of Hartford Life International Limited ("HLIL"), an indirect wholly-owned subsidiary. Accordingly, the assets and liabilities of the Company's U.K variable annuity business are presented as held for sale in the Consolidating Balance Sheets as of September 30, 2013 included herein. In addition, the results of operations of the Company's U.K. variable annuity business have been retrospectively reclassified from continuing operations and included as a discontinued operation in the Company's results of operations for all periods presented herein. Financial results for the Company's U.K. variable annuities business, as well as the former Retirement Plans and Individual Life businesses are reported in the Talcott Resolution segment which also includes U.S. Annuity, International Annuity, Institutional and Private Placement Life Insurance.
Property & Casualty ("P&C") is organized into three reporting segments; P&C Commercial, Consumer Markets and P&C Other Operations. P&C Commercial provides workers' compensation, property, automobile, liability and umbrella coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, fidelity, surety, livestock and specialty casualty coverages are offered through the segment's specialty lines. Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. Consumer Markets also operates a member contact center for health insurance products offered through the AARP Health program. P&C Other Operations includes certain property and casualty operations, currently managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.
Mutual Funds offers mutual funds for retail accounts such as retirement plans and 529 college savings plans and provides investment-management and administrative services such as product design, implementation and oversight.
Corporate includes the Company's debt financing and related interest expense, as well as other capital raising activities, certain purchase accounting adjustments and other charges not allocated to the segments.
The consolidating balance sheets and certain balance sheet measures incorporated herein are presented as follows: Life consists of Talcott Resolution, Mutual Funds, Group Benefits, and an Other category. P&C consists of P&C Commercial, Consumer Markets and P&C Other Operations. Corporate consists of the Corporate category.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases represent the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
Accumulated other comprehensive income (“AOCI”) represents after tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.
Mutual fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual funds assets are not included on the balance sheet.
Return on assets (“ROA”) is calculated using annualized earnings divided by a two-point average of assets under management.
Full surrender rates are an internal measure of contract surrenders calculated using annualized full surrenders divided by a two-point average of annuity account values. The full surrender rate represents full contract liquidation and excludes partial withdrawals.
Assets under management (“AUM”) include account values and mutual funds assets. AUM is a measure used by the Company because a significant portion of the Company's revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of account value whether caused by changes in capital markets or through net flows.
Yields are calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.
NM-Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance for the periods presented herein. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. We believe that core earnings provides investors with a valuable measure of the performance of the Company's ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, discontinued operations, loss on extinguishment of debt, gains and losses from disposal of businesses, certain restructuring charges and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA"), unearned revenue reserve ("URR") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. We believe, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. We believe that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.
Written premiums is a statutory accounting financial measure used by the Company as an important indicator of the operating performance of the Company's P&C Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, the Company believes it is useful to investors because it reflects current trends in the Company's sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for P&C Commercial and Consumer Markets is set forth at pages 11 and 14, respectively.
The Company's management evaluates profitability of the P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. We believe that underwriting gain (loss) provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. the Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
ROA, core earnings is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, certain of the segment's operating performance. ROA is the most directly comparable U.S. GAAP measure. We believe that ROA, core earnings, provides investors with a valuable measure of the performance of certain of the Company's on-going businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.
After-tax margin, excluding buyouts and realized gains (losses), is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. We believe that after-tax margin, excluding buyouts and realized gains (losses), provides investors with a valuable measure of the performance of certain of the Company's on-going businesses because it reveals trends in those businesses that may be obscured by the effect of realized gains (losses). After-tax margin, excluding buyouts and realized gains (losses), should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both after-tax margin, excluding buyouts and realized gains (losses), and after-tax margin when reviewing the Company's performance. After-tax margin, excluding buyouts and realized gains (losses) is calculated by dividing core earnings excluding buyouts and realized gains (losses) by total core revenues excluding buyouts and realized gains (losses).
Book value per common share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding. The Company provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 1.
Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.

ii

The Company provides different measures of the return on common equity (“ROE”). ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders' equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Company provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Company excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure.

iii

CONSOLIDATED

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
HIGHLIGHTS
Net income (loss)	$293	$(190)	$(241)	$(46)	$13	$(101)	$96	$(138)	$8
Core earnings	$505	$324	$457	$256	$433	$274	$423	$1,286	$1,130
Total revenues	$5,641	$5,465	$9,043	$7,700	$6,332	$4,565	$7,525	$20,149	$18,422
Total assets	$283,947	$294,833	$297,021	$298,513	$308,721	$303,977	$310,548
PER SHARE AND SHARES DATA
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$0.65	$(0.42)	$(0.58)	$(0.13)	$0.01	$(0.26)	$0.20	$(0.33)	$(0.05)
Core earnings available to common shareholders	$1.12	$0.72	$1.02	$0.56	$0.97	$0.60	$0.94	$2.86	$2.51
Diluted earnings (losses) per common share [1]
Net income (loss) available to common shareholders [2]	$0.60	$(0.42)	$(0.58)	$(0.13)	$0.01	$(0.26)	$0.18	$(0.33)	$(0.05)
Core earnings available to common shareholders	$1.03	$0.66	$0.93	$0.52	$0.90	$0.56	$0.86	$2.61	$2.32
Weighted average common shares outstanding (basic)	452.1	451.4	436.3	436.2	435.8	438.2	440.7	446.6	438.2
Dilutive effect of stock compensation	4.6	4.2	3.9	3.0	2.1	1.5	1.9	4.2	1.9
Dilutive effect of warrants	33.9	33.4	31.7	28.7	23.8	25.1	26.4	33.0	25.1
Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	490.6	489.0	471.9	467.9	461.7	464.8	469.0	483.8	465.2
Dilutive effect of assumed conversion of preferred shares [2] [3]	—	—	21.2	21.0	21.0	21.0	20.9	8.3	20.9
Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	490.6	489.0	493.1	488.9	482.7	485.8	489.9	492.1	486.1
Common shares outstanding	448.5	453.9	435.3	436.3	436.1	435.6	440.9	448.5	436.1
Book value per common share	$42.20	$41.89	$46.78	$50.17	$51.42	$49.14	$46.99
Per common share impact of accumulated other comprehensive income ("AOCI")	$(0.04)	$0.16	$3.79	$6.51	$7.55	$5.18	$3.01
Book value per common share (excluding AOCI)	$42.24	$41.73	$42.99	$43.66	$43.87	$43.96	$43.98
Book value per diluted share	$38.87	$38.59	$42.43	$45.80	$47.34	$45.59	$43.25
Per diluted share impact of AOCI	$(0.04)	$0.15	$3.34	$5.80	$6.79	$4.68	$2.70
Book value per diluted share (excluding AOCI)	$38.91	$38.44	$39.09	$40.00	$40.55	$40.91	$40.55
Common shares outstanding and dilutive potential common shares	486.9	492.7	493.0	490.1	485.5	481.7	491.9
FINANCIAL RATIOS
ROE (net income (loss) last 12 months to common stockholder equity including AOCI)	(0.9)%	(2.3)%	(1.8)%	(0.2)%	0.6%	0.8%	1.5%
ROE (core earnings last 12 months to common stockholder equity excluding AOCI)	8.0%	7.6%	7.2%	7.0%	7.1%	6.3%	5.0%
Debt to capitalization, including AOCI	25.0%	25.8%	23.2%	24.1%	23.7%	24.5%	22.6%
Annualized investment yield, after tax	2.9%	3.1%	3.0%	2.9%	2.9%	3.1%	3.0%	3.0%	3.0%

[1]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

[2]
The impact of applying the "if-converted" method to the The Hartford's mandatory convertible preferred stock was anti-dilutive to net income available to common shareholders for the three months ended September 30, 2012 and therefore these shares were excluded from the calculation.

[3]	In April 2013, The Hartford's mandatory convertible preferred stock converted to 21.2 million shares of common stock.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
Core earnings (losses):
P&C Commercial	$176	$198	$224	$26	$161	$162	$162	$598	$485
Consumer Markets	68	15	73	11	93	(47)	102	156	148
P&C Other Operations	19	(73)	21	17	21	(14)	20	(33)	27
Total Property & Casualty	$263	$140	$318	$54	$275	$101	$284	$721	$660
Group Benefits	36	37	30	39	23	34	5	103	62
Mutual Funds	18	20	20	16	19	19	20	58	58
Sub-total	317	197	368	109	317	154	309	882	780
Talcott Resolution [3]	204	196	162	202	192	200	216	562	608
Corporate	(16)	(69)	(73)	(55)	(76)	(80)	(102)	(158)	(258)
CONSOLIDATED CORE EARNINGS	$505	$324	$457	$256	$433	$274	$423	$1,286	$1,130
Add: Unlock benefit (charge), after-tax [1] [2]	$(67)	$36	$(541)	$39	$(79)	$(146)	$214	$(572)	$(11)
Add: Restructuring and other costs, after tax	(10)	(12)	(12)	(58)	(34)	(31)	(6)	(34)	(71)
Add: Income (loss) from discontinued operations, after tax	(5)	(126)	(1)	(1)	20	7	36	(132)	63
Add: Loss on extinguishment of debt, after tax	—	—	(138)	—	—	(587)	—	(138)	(587)
Add: Net reinsurance gain (loss) on dispositions, after tax	—	1	(25)	—	(388)	—	—	(24)	(388)
Add: Net realized capital gains (losses), after tax and DAC, excluded from core earnings	(130)	(413)	19	(282)	61	382	(571)	(524)	(128)
Net income (loss)	$293	$(190)	$(241)	$(46)	$13	$(101)	$96	$(138)	$8
PER SHARE DATA
Diluted earnings (losses) per common share:
Core earnings available to common shareholders [3]	$1.03	$0.66	$0.93	$0.52	$0.90	$0.56	$0.86	$2.61	$2.32
Net income (loss) available to common shareholders	$0.60	$(0.42)	$(0.58)	$(0.13)	$0.01	$(0.26)	$0.18	$(0.33)	$(0.05)

[1]The Unlock benefit (charge) recorded in the periods presented affected each income statement line item as follows:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
Earned premiums	$—	$(1)	$(1)	$(5)	$(3)	$1	$—	$(2)	$(2)
Fee income	12	1	2	7	14	7	(2)	15	19
Benefits, losses and loss adjustment expenses	(54)	(72)	(71)	(160)	56	143	(208)	(197)	(9)
Amortization of DAC	170	17	904	100	79	89	(124)	1,091	44
Income tax expense (benefit)	(37)	19	(291)	23	(45)	(78)	116	(309)	(7)
Unlock benefit (charge), after tax [2]	$(67)	$36	$(541)	$39	$(79)	$(146)	$214	$(572)	$(11)

[2] The Unlock charge in the first quarter of 2013 relates primarily to costs associated with expanding the Japan variable annuity hedging program in the
Talcott Resolution - International Annuity segment resulting in elimination of estimated future gross profits on the Japan annuity block.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
Earned premiums	$3,337	$3,293	$3,252	$3,388	$3,401	$3,400	$3,442	$9,882	$10,243
Fee income	708	699	699	1,048	1,109	1,105	1,124	2,106	3,338
Net investment income (loss):
Securities available-for-sale and other	812	867	856	1,038	1,028	1,094	1,067	2,535	3,189
Equity securities, trading [1]	878	1,189	2,562	2,630	635	(1,662)	2,761	4,629	1,734
Total net investment income (loss)	1,690	2,056	3,418	3,668	1,663	(568)	3,828	7,164	4,923
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses [2]	(28)	(17)	(33)	(188)	(59)	(106)	(36)	(78)	(201)
OTTI losses recognized in other comprehensive income	2	5	12	3	22	8	7	19	37
Net OTTI losses recognized in earnings	(26)	(12)	(21)	(185)	(37)	(98)	(29)	(59)	(164)
Net realized capital gains on business dispositions [3]	—	1	1,574	—	—	—	—	1,575	—
Other net realized capital gains (losses)	(136)	(637)	53	(293)	132	665	(899)	(720)	(102)
Total net realized capital gains (losses)	(162)	(648)	1,606	(478)	95	567	(928)	796	(266)
Other revenues	68	65	68	74	64	61	59	201	184
Total revenues	5,641	5,465	9,043	7,700	6,332	4,565	7,525	20,149	18,422
Benefits, losses and loss adjustment expenses	2,739	2,886	2,664	3,321	3,270	3,620	3,037	8,289	9,927
Benefits, losses and loss adjustment expenses—returns credited on international variable annuities [1]	878	1,188	2,562	2,630	635	(1,661)	2,759	4,628	1,733
Amortization of DAC	594	391	1,336	547	566	554	321	2,321	1,441
Insurance operating costs and other expenses	978	1,101	1,006	1,244	1,214	1,253	1,294	3,085	3,761
Loss on extinguishment of debt	—	—	213	—	—	910	—	213	910
Reinsurance loss on dispositions [3]	—	—	1,574	—	533	—	—	1,574	533
Interest expense	94	100	107	109	109	115	124	301	348
Restructuring and other costs	15	19	18	89	53	48	9	52	110
Total benefits and expenses	5,298	5,685	9,480	7,940	6,380	4,839	7,544	20,463	18,763
Income (loss) from continuing operations before income taxes	343	(220)	(437)	(240)	(48)	(274)	(19)	(314)	(341)
Income tax expense (benefit)	45	(156)	(197)	(195)	(41)	(166)	(79)	(308)	(286)
Income (loss) from continuing operations, after tax	298	(64)	(240)	(45)	(7)	(108)	60	(6)	(55)
Income (loss) from discontinued operations, after tax [5]	(5)	(126)	(1)	(1)	20	7	36	(132)	63
Net income (loss)	$293	$(190)	$(241)	$(46)	$13	$(101)	$96	$(138)	$8
Less: Unlock benefit (charge), after tax [4]	(67)	36	(541)	39	(79)	(146)	214	(572)	(11)
Less: Restructuring and other costs, after tax	(10)	(12)	(12)	(58)	(34)	(31)	(6)	(34)	(71)
Less: Income (loss) from discontinued operations, after tax [5]	(5)	(126)	(1)	(1)	20	7	36	(132)	63
Less: Loss on extinguishment of debt, after tax	—	—	(138)	—	—	(587)	—	(138)	(587)
Less: Net reinsurance gains (losses) on dispositions, after tax [3]	—	1	(25)	—	(388)	—	—	(24)	(388)
Less: Net realized capital gains (losses), after tax and DAC, excluded from core earnings	(130)	(413)	19	(282)	61	382	(571)	(524)	(128)
Core earnings	$505	$324	$457	$256	$433	$274	423	$1,286	$1,130

[1]
Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	Includes $177 of intent-to-sell impairment losses relating to the sales of the Retirement Plans and Individual Life businesses for the three months ended December 31, 2012.

[3]
All amounts pertain to the sales of the Retirement Plans and Individual Life businesses; net reinsurance losses on disposition, after tax for the three months ended March 31, 2013 and September 30, 2012 pertain to the Retirement Plans and Individual Life business, respectively.

[4]	For income statement line item Unlock impact, refer to footnote [1] on page 2.

[5]	Information related to the discontinued operations of the U.K. variable annuity business is presented in the Basis of Presentation on page i and the Talcott Resolution Financial Highlights on page 23.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF SEPTEMBER 30, 2013 and DECEMBER 31, 2012

	LIFE [1]		PROPERTY & CASUALTY [1]		CORPORATE [1]		CONSOLIDATED
	Sept. 30 2013	Dec. 31 2012	Sept. 30 2013	Dec. 31 2012	Sept. 30 2013	Dec. 31 2012	Sept. 30 2013	Dec. 31 2012
Investments
Fixed maturities, available-for-sale, at fair value	$38,033	$58,889	$24,891	$26,491	$1,099	$542	$64,023	$85,922
Fixed maturities, at fair value using the fair value option	980	1,075	14	12	—	—	994	1,087
Equity securities, trading, at fair value	22,343	28,933	—	—	—	—	22,343	28,933
Equity securities, available-for-sale, at fair value	471	512	268	263	123	115	862	890
Mortgage loans	4,243	5,661	1,332	1,050	—	—	5,575	6,711
Policy loans, at outstanding balance	1,415	1,997	—	—	—	—	1,415	1,997
Limited partnerships and other alternative investments	1,433	1,452	1,626	1,563	—	—	3,059	3,015
Other investments	522	961	108	130	17	23	647	1,114
Short-term investments	2,621	2,947	801	802	724	832	4,146	4,581
Total investments	$72,061	$102,427	$29,040	$30,311	$1,963	$1,512	$103,064	$134,250
Cash	1,243	2,231	175	190	4	—	1,422	2,421
Premiums receivable and agents’ balances	279	344	3,394	3,198	—	—	3,673	3,542
Reinsurance recoverables	20,365	1,912	2,750	2,754	—	—	23,115	4,666
DAC	1,695	5,177	554	548	—	—	2,249	5,725
Deferred income taxes	1,600	55	794	395	1,499	1,492	3,893	1,942
Goodwill	149	236	119	119	230	299	498	654
Property and equipment, net	262	348	624	620	9	9	895	977
Other assets	1,688	1,600	1,237	967	335	200	3,260	2,767
Assets held for sale [1]	2,002	—	—	—	—	—	2,002	—
Separate account assets	139,876	141,569	—	—	—	—	139,876	141,569
Total assets	$241,220	$255,899	$38,687	$39,102	$4,040	$3,512	$283,947	$298,513
Future policy benefits, unpaid losses and loss adjustment expenses	19,831	19,276	21,714	21,716	—	—	$41,545	$40,992
Other policyholder funds and benefits payable	40,101	41,979	—	—	—	—	40,101	41,979
Other policyholder funds and benefits payable— International variable annuities	22,332	28,922	—	—	—	—	22,332	28,922
Unearned premiums	170	174	5,276	4,972	(1)	(1)	5,445	5,145
Debt	—	—	—	—	6,306	7,126	6,306	7,126
Consumer notes	83	161	—	—	—	—	83	161
Other liabilities	4,201	6,800	1,604	1,675	1,803	1,697	7,608	10,172
Liabilities held for sale [1]	1,723	—	—	—	—	—	1,723	—
Separate account liabilities	139,876	141,569	—	—	—	—	139,876	141,569
Total liabilities	$228,317	$238,881	$28,594	$28,363	$8,108	$8,822	$265,019	$276,066
Common equity, excluding AOCI	12,019	14,176	9,599	9,332	(2,673)	(4,460)	18,945	19,048
Preferred stock [2]	—	—	—	—	—	556	—	556
AOCI, after tax	884	2,842	494	1,407	(1,395)	(1,406)	(17)	2,843
Total stockholders’ equity	12,903	17,018	10,093	10,739	(4,068)	(5,310)	18,928	22,447
Total liabilities and equity	$241,220	$255,899	$38,687	$39,102	$4,040	$3,512	$283,947	$298,513

[1]	For a description of Life, Property & Casualty and Corporate, and information regarding assets held for sale, refer to Basis of Presentation on page i.

[2]	The preferred stock converted to common equity on April 1, 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
DEBT
Short-term debt	$200	$520	$520	$320	$320	$—	$—
Senior notes	5,006	5,005	4,707	5,706	5,706	6,025	4,481
Junior subordinated debentures	1,100	1,100	1,100	1,100	1,100	1,100	1,739
Total debt [1][2][3]	$6,306	$6,625	$6,327	$7,126	$7,126	$7,125	6,220
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$18,945	$18,939	$18,715	$19,048	$19,131	$19,149	19,390
Preferred stock	—	—	556	556	556	556	556
AOCI	(17)	74	1,649	2,843	3,295	2,256	1,328
Total stockholders’ equity	$18,928	$19,013	$20,920	$22,447	$22,982	$21,961	$21,274
CAPITALIZATION
Total capitalization, including AOCI, after tax	$25,234	$25,638	$27,247	$29,573	$30,108	$29,086	$27,494
Total capitalization, excluding AOCI, after tax	$25,251	$25,564	$25,598	$26,730	$26,813	$26,830	$26,166
DEBT TO CAPITALIZATION RATIOS [3]
Total debt to capitalization, including AOCI	25.0%	25.8%	23.2%	24.1%	23.7%	24.5%	22.6%
Total debt to capitalization, excluding AOCI	25.0%	25.9%	24.7%	26.7%	26.6%	26.6%	23.8%
Total rating agency adjusted debt to capitalization [4] [5]	28.5%	29.3%	26.6%	27.4%	26.3%	27.3%	26.5%

[1]	On July 15, 2013, the Company repaid $320 of 4.625% senior notes.

[2]
On April 18, 2013, the Company issued $300 of 4.3% senior notes due in 2043. On March 26, 2013, the Company repurchased approximately $800 of outstanding senior debentures. On April 5, 2012, the Company issued $1.55 billion aggregate principal amount of senior notes and $600 of junior subordinated debentures. The Company used the proceeds from the 2012 debt offering to repurchase all of the outstanding 10% fixed to floating rate junior subordinated debentures due 2068 with a $1.75 billion aggregate principal amount held by Allianz SE for $2.125 billion.

[3]
The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $83, $110, $132, $161 and $190 as of September 30, 2013, June 30, 2013, December 31, 2012, September 30, 2012, and September 30, 2012, respectively.

[4]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans unfunded pension liability and the Company's rental expense on operating leases for total adjustments of $1.6 billion, $1.6 billion, $1.7 billion, $1.5 billion and $1.5 billion for the three months ended September 30, 2013, June 30, 2013, December 31, 2012, December 31, 2012, and September 30, 2012, respectively.

[5]
Reflects 25% equity credit for the junior subordinated debentures and the discount value of the debentures issued in October 2008. Reflects 100% equity credit for the MCP stock which converted to common equity on April 1, 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL AND SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Sept. 30 2013	[3]	Dec. 31 2012	[3]
U.S. statutory net income
Property & Casualty [1]	$862		$883
Life [1] [2]	$1,848		$592
U.S. statutory capital and surplus - Property & Casualty	$7,782		$7,645
U.S. GAAP adjustments:
DAC	554		548
Benefit reserves	(49)		(53)
Unrealized gains on investments, after tax	423		1,314
Goodwill	119		119
Non-admitted assets	915		914
Other, net	349		252
U.S. GAAP stockholders’ equity - Property & Casualty	$10,093		$10,739
U.S. statutory capital and surplus - Life	$6,885		$6,410
U.S. GAAP adjustments:
DAC	1,695		5,177
Deferred taxes	185		(1,610)
Benefit reserves	(223)		(1,014)
Unrealized gains on investments, after tax	924		4,071
Asset valuation reserve and interest maintenance reserve	873		934
Goodwill	149		236
Other, net	182		(231)
Investment in foreign and non-insurance subsidiaries	2,233		3,045
U.S. GAAP stockholders’ equity - Life	$12,903		$17,018

[1]	For a description of Property & Casualty and Life, refer to the Basis of Presentation on page i.

[2]	Statutory net income does not include capital gains and losses on the mark to market effects of hedging programs that may be accounted for as realized capital gains (losses) under U.S. GAAP.

[3]	Statutory net income is for the nine months ended September 30, 2013 and the year ended December 31, 2012.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	THREE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
Fixed maturities net unrealized gain	$976	$1,141	$2,484	$3,402	$3,373	$2,507	$1,793
Equities net unrealized gain (loss)	12	21	45	16	8	(8)	(41)
OTTI losses recognized in AOCI	(20)	(23)	(32)	(47)	(59)	(94)	(107)
Net deferred gain on cash flow hedging instruments	167	188	320	428	543	544	463
Total net unrealized gain	$1,135	$1,327	$2,817	$3,799	$3,865	$2,949	$2,108
Foreign currency translation adjustments	184	92	186	406	582	494	438
Pension and other postretirement adjustment	(1,336)	(1,345)	(1,354)	(1,362)	(1,152)	(1,187)	(1,218)
Total AOCI	$(17)	$74	$1,649	$2,843	$3,295	$2,256	$1,328

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS (“DAC”)

	THREE MONTHS ENDED SEPT. 30 2013
				Talcott Resolution
	Property and Casualty	Group Benefits	Mutual Funds	U.S. Annuity	International Annuity	Institutional	Other [1]	Consolidated
Balance, beginning of period	$551	$42	$23	$1,791	$—	$49	$16	$2,472
Deferred costs	311	7	9	8	—	—	—	335
Amortization — DAC	(308)	(8)	(11)	(96)	—	(1)	—	(424)
Amortization — DAC unlock charge, before tax	—	—	—	(154)	—	—	(16)	(170)
Adjustments to unrealized gains/losses on securities available-for-sale and other	—	—	1	35	—	—	—	36
Balance, end of period	$554	$41	$22	$1,584	$—	$48	$—	$2,249

	NINE MONTHS ENDED SEPT. 30 2013
				Talcott Resolution
	Property and Casualty	Group Benefits	Mutual Funds	U.S. Annuity	International Annuity	Institutional	Other [1]	Consolidated
Balance, beginning of period	$548	$43	$22	$1,823	$993	$51	$2,245	$5,725
Deferred costs	933	22	29	19	—	—	—	1,003
Amortization — DAC	(927)	(24)	(30)	(226)	(20)	(3)	—	(1,230)
Amortization — DAC unlock charge, before tax [2]	—	—	—	(188)	(887)	—	(16)	(1,091)
Amortization — DAC related to business dispositions [3]	—	—	—	—	—	—	(2,229)	(2,229)
Adjustments to unrealized gains/losses on securities available-for-sale and other	—		1	156	—	—	—	157
Effect of currency translation adjustment	—	—	—	—	(86)	—	—	(86)
Balance, end of period	$554	$41	$22	$1,584	$—	$48	$—	$2,249

[1]
Talcott Resolution Other includes DAC balances and activity related to the private placement life insurance ("PPLI"), Retirement Plans and Individual Life businesses. The Retirement Plans and Individual Life businesses were sold in January 2013.

[2]
International Annuity's unlock charge relates to elimination of future estimated gross profits on the Japan variable annuity block due to the increased costs associated with expanding the Japan variable annuity hedging program in the first quarter of 2013.

[3]
Includes $204 and $2,025 recognized in the first quarter of 2013 upon the sale of the Retirement Plans and Individual Life businesses, respectively, representing accelerated amortization and previously unrealized gains on securities available-for-sale.

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
UNDERWRITING RESULTS
Written premiums	$2,556	$2,501	$2,523	$2,314	$2,512	$2,472	$2,549	$7,580	$7,533
Change in unearned premium reserve	68	48	98	(165)	18	18	83	214	119
Earned premiums	2,488	2,453	2,425	2,479	2,494	2,454	2,466	7,366	7,414
Losses and loss adjustment expenses
Current accident year before catastrophes	1,607	1,551	1,536	1,660	1,717	1,590	1,601	4,694	4,908
Current accident year catastrophes	66	186	32	335	10	290	71	284	371
Prior year development	17	146	14	9	(33)	49	(29)	177	(13)
Total losses and loss adjustment expenses	1,690	1,883	1,582	2,004	1,694	1,929	1,643	5,155	5,266
Amortization of DAC	308	309	310	317	313	315	314	927	942
Underwriting expenses	391	389	375	381	367	388	403	1,155	1,158
Dividends to policyholders	4	4	4	6	5	5	(2)	12	8
Underwriting gain (loss)	95	(132)	154	(229)	115	(183)	108	117	40
Net investment income	296	338	312	301	295	319	317	946	931
Net realized capital gains (losses)	2	(7)	51	40	16	(21)	61	46	56
Other expense	(31)	(34)	(24)	(33)	(35)	(17)	(35)	(89)	(87)
Restructuring and other costs	(1)	—	—	—	(1)	(5)	—	(1)	(6)
Income from continuing operations before income taxes	361	165	493	79	390	93	451	1,019	934
Income tax expense (benefit)	98	27	142	(2)	106	8	126	267	240
Income from continuing operations, after tax	263	138	351	81	284	85	325	752	694
Income (loss) from discontinued operations, after tax	1	(2)	—	(1)	(2)	(1)	(1)	(1)	(4)
Net income	264	136	351	80	282	84	324	751	690
Less: Restructuring and other costs, after tax	(1)	—	—	—	(1)	(3)	—	(1)	(4)
Less: Income (loss) from discontinued operations, after tax	1	(2)	—	(1)	(2)	(1)	(1)	(1)	(4)
Less: Net realized capital gains (losses), after tax and DAC, excluded from core earnings	1	(2)	33	27	10	(13)	41	32	38
Core earnings	$263	$140	$318	$54	$275	$101	$284	$721	$660

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
UNDERWRITING GAIN (LOSS)	$95	$(132)	$154	$(229)	$115	$(183)	$108	$117	$40
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	64.6	63.2	63.3	67.0	68.8	64.8	64.9	63.7	66.2
Current accident year catastrophes	2.7	7.6	1.3	13.5	0.4	11.8	2.9	3.9	5.0
Prior year development	0.7	6.0	0.6	0.4	(1.3)	2.0	(1.2)	2.4	(0.2)
Total losses and loss adjustment expenses	67.9	76.8	65.2	80.8	67.9	78.6	66.6	70.0	71.0
Expenses	28.1	28.5	28.2	28.2	27.3	28.6	29.1	28.3	28.3
Policyholder dividends	0.2	0.2	0.2	0.2	0.2	0.2	(0.1)	0.2	0.1
Combined ratio	96.2	105.4	93.6	109.2	95.4	107.5	95.6	98.4	99.5
Catastrophes
Current year	2.7	7.6	1.3	13.5	0.4	11.8	2.9	3.9	5.0
Prior year	(0.8)	(1.6)	0.1	—	(0.3)	(2.0)	(0.4)	(0.8)	(0.9)
Catastrophe ratio	1.8	6.0	1.4	13.6	0.1	9.9	2.4	3.1	4.1
Combined ratio before catastrophes	94.3	99.4	92.2	95.7	95.3	97.6	93.2	95.3	95.4
Combined ratio before catastrophes and prior year development	92.8	91.8	91.8	95.4	96.3	93.6	93.9	92.2	94.6

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
UNDERWRITING RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
UNDERWRITING RESULTS
Written premiums	$1,567	$1,533	$1,645	$1,454	$1,552	$1,516	$1,687	$4,745	$4,755
Change in unearned premium reserve	4	(12)	116	(114)	(30)	(36)	130	108	64
Earned premiums	1,563	1,545	1,529	1,568	1,582	1,552	1,557	4,637	4,691
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	991	966	968	1,067	1,089	995	1,027	2,925	3,111
Current accident year catastrophes [2]	48	44	6	209	10	74	32	98	116
Prior year development [4]	26	37	8	18	15	19	20	71	54
Total losses and loss adjustment expenses	1,065	1,047	982	1,294	1,114	1,088	1,079	3,094	3,281
Amortization of DAC	226	226	227	234	231	231	231	679	693
Underwriting expenses	238	243	225	227	218	235	245	706	698
Dividends to policyholders [3]	4	4	4	6	5	5	(2)	12	8
Underwriting gain (loss)	$30	$25	$91	$(193)	$14	$(7)	$4	$146	$11

[1]	The three months ended September 30, 2013 and 2012 included current accident year reserve strengthening of $11 and $39, respectively, primarily related to auto liability claims in both periods and workers' compensation business in 2012.

[2]	Included within current accident year catastrophes in the three months ended December 31, 2012 was $207 related to Storm Sandy.

[3]	The three months ended March 31, 2012 included a decrease in prior dividends of $8.

[4]	Included within prior year development was the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
Auto liability	$86	$40	$15	$11	$14	$19	$12	$141	$45
Professional liability	—	(30)	1	—	22	9	9	(29)	40
Package business	—	(3)	(11)	14	(2)	(16)	(16)	(14)	(34)
General liability	(45)	(10)	(19)	(11)	(36)	(24)	(16)	(74)	(76)
Fidelity and surety	—	—	(5)	(12)	(8)	10	1	(5)	3
Commercial property	(1)	(2)	(4)	(3)	1	4	(10)	(7)	(5)
Uncollectible reinsurance	—	(25)	—	—	—	—	—	(25)	—
Workers’ compensation	(10)	1	18	9	18	43	8	9	69
Workers’ compensation - NY 25a Fund for Reopened Cases	—	80	—	—	—	—	—	80	—
Change in workers' compensation discount, including accretion	8	7	8	7	8	8	29	23	45
Catastrophes [a.]	(12)	(9)	—	1	(2)	(39)	3	(21)	(38)
Other reserve re-estimates, net [b.]	—	(12)	5	2	—	5	—	(7)	5
Total prior year development	$26	$37	$8	$18	$15	$19	$20	$71	$54

a.	The three months ended September 30, 2013 and June 30, 2013 included reserve releases of $12 and $15, respectively, primarily related to Storm Sandy. The three months ended
June 30, 2012 included one time reserve releases on certain prior year catastrophes primarily related to 2001 World Trade Center workers’ compensation claims.

b.	The three months ended June 30, 2013 included an $18 recovery related to a class action settlement with American International Group involving prior accident years involuntary workers compensation pool loss and loss adjustment expense.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
UNDERWRITING GAIN (LOSS)	$30	$25	$91	$(193)	$14	$(7)	$4	$146	$11
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	63.4	62.5	63.3	68.0	68.8	64.1	66.0	63.1	66.3
Current accident year catastrophes [2]	3.1	2.8	0.4	13.3	0.6	4.8	2.1	2.1	2.5
Prior year development [3]	1.7	2.4	0.5	1.1	0.9	1.2	1.3	1.5	1.2
Total losses and loss adjustment expenses	68.1	67.8	64.2	82.5	70.4	70.1	69.3	66.7	69.9
Expenses	29.7	30.4	29.6	29.4	28.4	30.0	30.6	29.9	29.7
Policyholder dividends	0.3	0.3	0.3	0.4	0.3	0.3	(0.1)	0.3	0.2
Combined ratio	98.1	98.4	94.0	112.3	99.1	100.5	99.7	96.9	99.8
Catastrophes
Current year [2]	3.1	2.8	0.4	13.3	0.6	4.8	2.1	2.1	2.5
Prior year	(0.8)	(0.6)	—	0.1	(0.1)	(2.5)	0.2	(0.5)	(0.8)
Catastrophe ratio	2.3	2.3	0.4	13.4	0.5	2.3	2.2	1.7	1.7
Combined ratio before catastrophes	95.8	96.1	93.7	98.9	98.6	98.2	97.5	95.2	98.1
Combined ratio before catastrophes and prior year development	93.3	93.1	93.1	97.8	97.5	94.5	96.4	93.2	96.1

[1]
The three months ended September 30, 2013 included current accident year reserve strengthening of 0.7 points primarily related to auto liability claims. The three months ended December 31, 2012 included current accident year reserve strengthening of 1.8 points, primarily related to workers’ compensation business. The three months ended September 30, 2012 included current accident year reserve strengthening of 2.5 points, primarily related to workers' compensation business and auto liability claims.

[2]	Included in current accident year catastrophes in the three months ended December 31, 2012 was 13.2 points related to Storm Sandy.

[3]	For a summary of (favorable) unfavorable prior year loss reserve development, refer to footnote 3 on page 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
WRITTEN PREMIUMS
Small Commercial	$740	$787	$842	$705	$728	$769	$815	$2,369	$2,312
Middle Market	570	518	546	545	557	512	581	1,634	1,650
Specialty	248	219	248	195	259	227	283	715	769
Other	9	9	9	9	8	8	8	27	24
Total	$1,567	$1,533	$1,645	$1,454	$1,552	$1,516	$1,687	$4,745	$4,755
EARNED PREMIUMS
Small Commercial	$769	$763	$754	$760	$755	$738	$726	$2,286	$2,219
Middle Market	545	540	530	559	565	562	577	1,615	1,704
Specialty	240	233	236	243	253	244	245	709	742
Other	9	9	9	6	9	8	9	27	26
Total	$1,563	$1,545	$1,529	$1,568	$1,582	$1,552	$1,557	$4,637	$4,691
SMALL COMMERCIAL
Combined ratio	92.4	94.5	89.9	111.2	93.6	94.8	97.3	92.3	95.2
Combined ratio before catastrophes	89.9	91.8	88.2	96.5	93.0	88.7	93.1	89.9	91.6
Combined ratio before catastrophes and prior year development	87.1	87.6	89.2	92.8	92.6	87.1	91.8	88.0	90.5
MIDDLE MARKET
Combined ratio	102.7	101.7	91.6	117.1	103.5	104.1	98.8	98.7	102.1
Combined ratio before catastrophes	99.7	99.3	93.2	99.6	103.7	102.5	97.6	97.4	101.2
Combined ratio before catastrophes and prior year development	95.9	95.2	95.8	99.0	100.7	98.4	99.2	95.6	99.4
SPECIALTY
Combined ratio	111.0	113.8	112.6	104.9	117.4	107.9	108.2	112.4	111.2
Combined ratio before catastrophes	110.9	113.4	111.8	104.4	116.1	115.1	108.8	112.0	113.4
Combined ratio before catastrophes and prior year development	103.0	105.7	98.9	111.2	105.0	106.5	102.9	102.5	104.8
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Standard Commercial Lines	8%	8%	8%	8%	8%	7%	7%	8%	7%
Policy Count Retention
Small Commercial	81%	80%	82%	83%	84%	82%	84%	81%	83%
Middle Market	80%	79%	77%	79%	78%	73%	79%	79%	77%
New Business Premium $
Small Commercial	$115	$125	$134	$109	$109	$135	$145	$374	$389
Middle Market	$107	$116	$97	$80	$86	$78	$91	$320	$255
Policies in Force
Small Commercial	1,180,919	1,180,980	1,185,222	1,187,472	1,191,451	1,188,147	1,179,995
Middle Market	73,613	74,472	74,645	75,871	77,372	78,676	81,159

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
UNDERWRITING RESULTS	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
Written premiums	$988	$967	$878	$859	$960	$950	$861	$2,833	$2,771
Change in unearned premium reserve	63	59	(18)	(52)	48	46	(48)	104	46
Earned premiums	925	908	896	911	912	904	909	2,729	2,725
Losses and loss adjustment expenses
Current accident year before catastrophes	616	585	568	593	628	595	574	1,769	1,797
Current accident year catastrophes [1]	18	142	26	126	—	216	39	186	255
Prior year development [2]	(11)	(32)	4	(14)	(49)	(23)	(55)	(39)	(127)
Total losses and loss adjustment expenses	623	695	598	705	579	788	558	1,916	1,925
Amortization of DAC	82	83	83	83	82	84	83	248	249
Underwriting expenses	145	139	143	144	141	146	150	427	437
Underwriting gain (loss)	$75	$(9)	$72	$(21)	$110	$(114)	$118	$138	$114

[1]	Included within current accident year catastrophes in the three months ended December 31, 2012 was $143 related to Storm Sandy.

[2]	Included within prior year development was the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
Auto liability	$—	$2	$—	$(2)	$(38)	$(11)	$(30)	$2	$(79)
Homeowners	1	(2)	(8)	(22)	(4)	(1)	(5)	(9)	(10)
Catastrophes [a.]	(8)	(31)	2	—	(6)	(9)	(14)	(37)	(29)
Other reserve re-estimates, net	(4)	(1)	10	10	(1)	(2)	(6)	5	(9)
Total prior year development	$(11)	$(32)	$4	$(14)	$(49)	$(23)	$(55)	$(39)	$(127)

[a.] The three months ended September 30, 2013 and June 30, 2013 included releases of $3 and $20 related to Storm Sandy.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
UNDERWRITING GAIN (LOSS)	$75	$(9)	$72	$(21)	$110	$(114)	$118	$138	$114
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	66.6	64.4	63.4	65.1	68.9	65.8	63.1	64.8	65.9
Current accident year catastrophes [1]	1.9	15.6	2.9	13.8	—	23.9	4.3	6.8	9.4
Prior year development [2]	(1.2)	(3.5)	0.4	(1.5)	(5.4)	(2.5)	(6.1)	(1.4)	(4.7)
Total losses and loss adjustment expenses	67.4	76.5	66.7	77.4	63.5	87.2	61.4	70.2	70.6
Expenses	24.5	24.4	25.2	24.9	24.5	25.4	25.6	24.7	25.2
Combined ratio	91.9	101.0	92.0	102.3	87.9	112.6	87.0	94.9	95.8
Catastrophes
Current year [1]	1.9	15.6	2.9	13.8	—	23.9	4.3	6.8	9.4
Prior year	(0.9)	(3.4)	0.2	—	(0.7)	(1.0)	(1.5)	(1.4)	(1.1)
Catastrophe ratio	1.1	12.2	3.1	13.8	(0.7)	22.9	2.8	5.5	8.3
Combined ratio before catastrophes	90.8	88.8	88.8	88.5	88.6	89.7	84.3	89.5	87.5
Combined ratio before catastrophes and prior year development	91.1	88.9	88.6	90.0	93.3	91.3	88.8	89.6	91.1
PRODUCT
Automobile
Combined ratio	96.3	94.6	96.0	109.4	93.9	98.8	88.4	95.6	93.7
Combined ratio before catastrophes and prior year development	96.8	93.8	93.3	100.5	100.1	96.0	93.8	94.6	96.6
Homeowners
Combined ratio	81.2	115.0	82.7	86.1	74.5	144.1	83.8	92.9	100.6
Combined ratio before catastrophes and prior year development	77.6	77.9	77.9	65.7	78.2	80.2	77.4	77.8	78.6

[1]	Included in current accident year catastrophes in the three months ended December 31, 2012 was 15.7 points related to Storm Sandy.

[2]	Refer to footnote 2 on page 14 for a summary of (favorable) unfavorable prior year loss reserve development.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$725	$718	$647	$623	$714	$710	$633	$2,090	$2,057
AARP Agency	62	52	45	40	37	32	27	159	96
Other Agency	187	182	173	181	196	194	186	542	576
Other	14	15	13	15	13	14	15	42	42
Total	$988	$967	$878	$859	$960	$950	$861	$2,833	$2,771
EARNED PREMIUMS
AARP Direct	$682	$673	$662	$674	$679	$671	$676	$2,017	$2,026
AARP Agency	47	41	35	32	27	23	19	123	69
Other Agency	182	181	184	188	194	195	201	547	590
Other	14	13	15	17	12	15	13	42	40
Total	$925	$908	$896	$911	$912	$904	$909	$2,729	$2,725
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$668	$657	$629	$595	$650	$649	$620	$1,954	$1,919
Homeowners	320	310	249	264	310	301	241	879	852
Total	$988	$967	$878	$859	$960	$950	$861	$2,833	$2,771
EARNED PREMIUMS
Automobile	$637	$626	$619	$632	$632	$630	$632	$1,882	$1,894
Homeowners	288	282	277	279	280	274	277	847	831
Total	$925	$908	$896	$911	$912	$904	$909	$2,729	$2,725
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Automobile	5%	5%	5%	5%	4%	4%	4%	5%	4%
Homeowners	8%	7%	6%	6%	6%	6%	6%	7%	6%
Policy Count Retention
Automobile	86%	86%	86%	86%	85%	84%	84%	86%	85%
Homeowners	86%	87%	87%	88%	87%	86%	85%	87%	86%
Premium Retention
Automobile	88%	88%	88%	87%	87%	86%	84%	88%	86%
Homeowners	92%	92%	92%	91%	91%	90%	89%	92%	90%
New Business Premium $
Automobile	$100	$93	$87	$77	$84	$85	$86	$280	$255
Homeowners	$35	$34	$30	$30	$32	$30	$25	$99	$87
Policies in Force
Automobile	2,021,480	2,019,678	2,018,628	2,015,323	2,029,078	2,044,874	2,065,317
Homeowners	1,320,833	1,321,824	1,322,290	1,319,101	1,321,149	1,323,557	1,330,117

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
UNDERWRITING RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
UNDERWRITING RESULTS
Written premiums	$1	$1	$—	$1	$—	$6	$1	$2	$7
Change in unearned premium reserve	1	1	—	1	—	8	1	2	9
Earned premiums	—	—	—	—	—	(2)	—	—	(2)
Losses and loss adjustment expenses
Prior year development [1]	2	141	2	5	1	53	6	145	60
Total losses and loss adjustment expenses	2	141	2	5	1	53	6	145	60
Underwriting expenses	8	7	7	10	8	7	8	22	23
Underwriting loss	$(10)	$(148)	$(9)	$(15)	$(9)	$(62)	$(14)	$(167)	$(85)

[1]	Included within prior year development was the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
Asbestos	$—	$130	$—	$—	$—	$48	$—	$130	$48
Environmental	1	10	1	2	—	3	5	12	8
Other reserve re-estimates, net	1	1	1	3	1	2	1	3	4
Total prior year development	$2	$141	$2	$5	$1	$53	$6	$145	$60

GROUP BENEFITS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
Earned premiums	$817	$823	$812	$915	$926	$950	$957	$2,452	$2,833
Fee income	14	15	14	16	15	16	15	43	46
Net investment income	96	100	97	101	98	107	99	293	304
Net realized capital gains (losses)	(8)	37	18	9	11	—	20	47	31
Total revenues	919	975	941	1,041	1,050	1,073	1,091	2,835	3,214
Benefits, losses and loss adjustment expenses	637	635	639	717	746	759	807	1,911	2,312
Amortization of DAC	8	8	8	8	9	8	8	24	25
Insurance operating costs and other expenses	237	248	240	256	257	261	258	725	776
Restructuring and other costs	—	—	—	—	1	—	—	—	1
Total benefits and expenses	882	891	887	981	1,013	1,028	1,073	2,660	3,114
Income from continuing operations before income taxes	37	84	54	60	37	45	18	175	100
Income tax expense	6	23	12	14	7	10	—	41	17
Net income	31	61	42	46	30	35	18	134	83
Less: Net realized capital gains (losses), after tax, excluded from core earnings	(5)	24	12	7	7	1	13	31	21
Core earnings	$36	$37	$30	$39	$23	$34	$5	$103	$62
After-tax margin (excluding buyouts)
Net income	3.4%	6.3%	4.5%	4.4%	2.9%	3.3%	1.7%	4.7%	2.6%
Core earnings	3.9%	3.9%	3.2%	3.8%	2.2%	3.2%	0.5%	3.7%	2.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
PREMIUMS
Fully insured ongoing premiums
Group disability	$343	$355	$345	$411	$411	$423	$428	$1,043	$1,262
Group life	435	427	426	456	468	478	476	1,288	1,422
Other	39	40	41	48	47	49	50	120	146
Total fully insured ongoing premiums	$817	$822	$812	$915	$926	$950	$954	$2,451	$2,830
Total buyouts [1]	—	1	—	—	—	—	3	1	3
Total premiums	817	823	812	915	926	950	957	2,452	2,833
Group disability premium equivalents [2]	104	100	106	111	114	111	110	310	335
Total premiums and premium equivalents	$921	$923	$918	$1,026	$1,040	$1,061	$1,067	$2,762	$3,168
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$32	$46	$76	$25	$25	$27	$86	$154	$138
Group life	28	55	88	28	24	37	135	171	196
Other	3	2	5	3	6	2	7	10	15
Total fully insured ongoing sales	63	103	169	56	55	66	228	335	349
Total buyouts [1]	—	1	—	—	—	1	2	1	3
Total sales	63	104	169	56	55	67	230	336	352
Group disability premium equivalents [2]	5	18	15	8	7	3	31	38	41
Total sales and premium equivalents	$68	$122	$184	$64	$62	$70	$261	$374	$393
RATIOS [3]
Loss ratio
Group disability loss ratio	87.9%	82.7%	89.9%	85.8%	91.5%	93.1%	98.2%	86.8%	94.3%
Group life loss ratio	68.2%	70.8%	68.1%	70.0%	69.4%	66.5%	70.3%	69.0%	68.7%
Total loss ratio	76.7%	75.7%	77.4%	77.0%	79.3%	78.6%	83.0%	76.6%	80.3%
Expense ratio	29.5%	30.6%	30.0%	28.4%	28.4%	27.8%	27.5%	30.0%	27.9%
GAAP RESERVES, NET OF REINSURANCE RECOVERABLES [4]
Group disability	$5,169	$5,207	$5,267	$5,321	$5,346	$5,348	$5,342
Group life	1,099	1,110	1,116	1,164	1,151	1,159	1,174
Other	70	68	68	75	71	73	75
Total GAAP reserves	$6,338	$6,385	$6,451	$6,560	$6,568	$6,580	$6,591

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative service only fees and claims under claim management agreements.

[3]	Ratios calculated include fee income and exclude the effects of buyout premiums.

[4]
Reinsurance recoverables were $269, $260, $250, $252, $254, $244 and $239 as of September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

MUTUAL FUNDS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
Fee income	$171	$170	$164	$152	$148	$148	$151	$505	$447
Net investment loss	—	—	—	(1)	(1)	—	(1)	—	(2)
Net realized capital gains (losses)	—	—	—	—	1	(2)	1	—	—
Total revenues	171	170	164	151	148	146	151	505	445
Amortization of DAC	11	10	9	9	8	9	9	30	26
Insurance operating costs and other expenses [1]	132	128	126	118	112	108	111	386	331
Restructuring and other costs	(1)	1	1	1	1	1	—	1	2
Total benefits and expenses	142	139	136	128	121	118	120	417	359
Income before income taxes	29	31	28	23	27	28	31	88	86
Income tax expense	10	11	10	8	9	10	11	31	30
Net income	19	20	18	15	18	18	20	57	56
Less: Restructuring and other costs, after tax	1	(1)	(1)	(1)	(1)	(1)	—	(1)	(2)
Less: Net realized capital gains (losses), after tax, excluded from core earnings	—	1	(1)	—	—	—	—	—	—
Core earnings	$18	$20	$20	$16	$19	$19	$20	$58	$58
Return on assets (bps, after tax)
Net income	8.4	8.8	8.0	6.8	8.3	8.1	9.0	8.4	8.6
Core earnings	8.0	8.8	8.9	7.3	8.7	8.5	9.0	8.6	8.9

[1]	Includes compensation to servicing intermediaries of approximately $5 for the first, second and third quarters of 2013 related to on-going business with the Company's Retirement
Plans and Individual Life businesses sold in January 2013; prior to the first quarter of 2013, compensation to servicing intermediaries was presented as a reduction to fee income.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
SUPPLEMENTAL DATA — ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT — BY DISTRIBUTION CHANNEL

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
RETAIL MUTUAL FUNDS [1]
Beginning balance	$47,617	$48,186	$45,013	$44,267	$42,665	$45,315	$41,785	$45,013	$41,785
Sales	2,864	2,789	3,162	2,433	2,136	2,031	2,210	8,815	6,377
Redemptions	(2,901)	(4,075)	(3,176)	(2,726)	(2,436)	(2,856)	(3,069)	(10,152)	(8,361)
Net flows	(37)	(1,286)	(14)	(293)	(300)	(825)	(859)	(1,337)	(1,984)
Change in market value and other [2]	2,358	717	3,187	1,039	1,902	(1,825)	4,389	6,262	4,466
Ending balance	$49,938	$47,617	$48,186	$45,013	$44,267	$42,665	$45,315	$49,938	$44,267
DEFINED CONTRIBUTION INVESTMENT ONLY MUTUAL FUNDS [3]
Beginning balance	$15,991	$17,622	$16,598	$17,015	$16,678	$17,945	$16,140	$16,598	$16,140
Sales	923	937	942	720	662	793	856	2,802	2,311
Redemptions	(1,531)	(2,590)	(1,426)	(1,484)	(1,144)	(1,386)	(1,157)	(5,547)	(3,687)
Net flows	(608)	(1,653)	(484)	(764)	(482)	(593)	(301)	(2,745)	(1,376)
Change in market value and other	1,438	22	1,508	347	819	(674)	2,106	2,968	2,251
Ending balance	$16,821	$15,991	$17,622	$16,598	$17,015	$16,678	$17,945	$16,821	$17,015
TOTAL MUTUAL FUNDS
Beginning balance	$63,608	$65,808	$61,611	$61,282	$59,343	$63,260	$57,925	$61,611	$57,925
Sales	3,787	3,726	4,104	3,153	2,798	2,824	3,066	11,617	8,688
Redemptions [4]	(4,432)	(6,665)	(4,602)	(4,210)	(3,580)	(4,242)	(4,226)	(15,699)	(12,048)
Net flows	(645)	(2,939)	(498)	(1,057)	(782)	(1,418)	(1,160)	(4,082)	(3,360)
Change in market value and other	3,796	739	4,695	1,386	2,721	(2,499)	6,495	9,230	6,717
Ending balance	$66,759	$63,608	$65,808	$61,611	$61,282	$59,343	$63,260	$66,759	$61,282
AVERAGE MUTUAL FUNDS ASSETS UNDER MANAGEMENT	$65,183	$64,708	$63,710	$61,447	$60,313	$61,302	$60,593	$64,185	$59,603
ANNUITY MUTUAL FUND ASSETS [5]	$25,638	$25,901	$26,628	$26,036	$26,839	$26,888	$29,145	$25,638	$26,839
TOTAL ASSETS UNDER MANAGEMENT	$92,397	$89,509	$92,436	$87,647	$88,121	$86,231	$92,405	$92,397	$88,121
AVERAGE ASSETS UNDER MANAGEMENT	$90,953	$90,973	$90,042	$87,884	$87,176	$89,318	$88,972	$90,022	$86,830
[1]Includes mutual funds offered within 529 college savings plans.
[2]Includes front end loads on A share products.
[3]Includes mutual funds offered within employee directed retirement plans including on-going business related to the Company's Retirement Plans and Individual Life businesses sold in January 2013.
[4]Includes an institutional redemption as well as a portfolio rebalance at a key distributor, together totaling $2.5 billion in the second quarter of 2013.
[5]Includes Company-sponsored mutual fund assets held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
SUPPLEMENTAL DATA — ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT — BY ASSET CLASS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
EQUITY
Beginning balance	$36,186	$38,453	$35,843	$36,341	$35,694	$39,501	$35,489	$35,843	$35,489
Sales	1,591	1,446	1,559	1,117	1,047	1,275	1,416	4,596	3,738
Redemptions	(2,054)	(4,821)	(2,951)	(2,562)	(2,239)	(2,750)	(2,725)	(9,826)	(7,714)
Net flows	(463)	(3,375)	(1,392)	(1,445)	(1,192)	(1,475)	(1,309)	(5,230)	(3,976)
Change in market value and other	3,334	1,108	4,002	947	1,839	(2,332)	5,321	8,444	4,828
Ending balance	$39,057	$36,186	$38,453	$35,843	$36,341	$35,694	$39,501	$39,057	$36,341
FIXED INCOME
Beginning balance	$14,944	$15,213	$14,524	$13,941	$13,281	$13,321	$13,064	$14,524	$13,064
Sales	1,507	1,432	1,755	1,366	1,109	884	954	4,694	2,947
Redemptions	(1,802)	(1,323)	(1,133)	(1,042)	(828)	(1,056)	(1,027)	(4,258)	(2,911)
Net flows	(295)	109	622	324	281	(172)	(73)	436	36
Change in market value and other	(54)	(378)	67	259	379	132	330	(365)	841
Ending balance	$14,595	$14,944	$15,213	$14,524	$13,941	$13,281	$13,321	$14,595	$13,941
MULTI-STRATEGY INVESTMENTS [1]
Beginning balance	$12,478	$12,142	$11,244	$11,000	$10,368	$10,438	$9,372	$11,244	$9,372
Sales	689	848	790	670	642	665	696	2,327	2,003
Redemptions	(576)	(521)	(518)	(606)	(513)	(436)	(474)	(1,615)	(1,423)
Net flows	113	327	272	64	129	229	222	712	580
Change in market value and other	516	9	626	180	503	(299)	844	1,151	1,048
Ending balance	$13,107	$12,478	$12,142	$11,244	$11,000	$10,368	$10,438	$13,107	$11,000
TOTAL MUTUAL FUNDS [2]	$66,759	$63,608	$65,808	$61,611	$61,282	$59,343	$63,260	$66,759	$61,282

[1]	Includes balanced, allocation, target date and alternatives.

[2]	Excludes annuity mutual fund assets.

TALCOTT RESOLUTION

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
NET INCOME (LOSS)
U.S. Annuity	$69	$23	$63	$35	$188	$(19)	198	$155	$367
International Annuity [1]	(80)	(407)	(490)	(176)	(79)	402	(465)	(977)	(142)
Institutional	—	3	25	3	27	13	52	28	92
Other [2] [3]	18	49	108	(10)	(257)	44	45	175	(168)
Talcott Resolution net income (loss)	7	(332)	(294)	(148)	(121)	440	(170)	(619)	149
Less: Unlock benefit (charge), after tax	(67)	36	(541)	39	(79)	(146)	214	(572)	(11)
Less: Restructuring and other costs, after tax	(1)	1	(1)	(14)	(21)	(9)	—	(1)	(30)
Less: Income (loss) from discontinued operations, after tax [1]	(6)	(124)	(1)	—	22	8	37	(131)	67
Less: Net reinsurance gain (loss) on dispositions, after tax	—	1	44	—	(270)	—	—	45	(270)
Less: Net realized gains (losses) and other, after tax and DAC, excluded from core earnings	(123)	(442)	43	(375)	35	387	(637)	(522)	(215)
Talcott Resolution core earnings [4]	$204	$196	$162	$202	$192	$200	$216	$562	$608
CORE EARNINGS (LOSSES)
U.S. Annuity	$89	$79	$73	$96	$74	$80	$96	$241	$250
International Annuity	91	96	69	63	73	65	71	256	209
Institutional	3	8	9	(6)	(7)	5	4	20	2
Other [2]	21	13	11	49	52	50	45	45	147
Talcott Resolution core earnings [4]	$204	$196	$162	$202	$192	$200	$216	$562	$608
UNLOCK IMPACT on NET INCOME (LOSS)
U.S. Annuity	$(99)	$(9)	$3	$(90)	$(74)	$(43)	$90	$(105)	$(27)
International Annuity	37	45	(544)	138	3	(100)	125	(462)	28
Institutional	—	—	—	—	6	—	—	—	6
Other [2]	(5)	—	—	(9)	(14)	(3)	(1)	(5)	(18)
Talcott Resolution unlock impact on net income (loss)	$(67)	$36	$(541)	$39	$(79)	$(146)	$214	$(572)	$(11)

[1]	The three months ended June 30, 2013 includes an estimated loss on disposition of $102 and loss from discontinued operations of $22 for the period related to the U.K. variable annuity business.

[2]
Other consists of the PPLI, Retirement Plans and Individual Life businesses, as well as residual income or tax benefits associated with the reinsurance of the policyholder and separate account liabilities of the Retirement Plans and Individual Life businesses. The Retirement Plans and Individual Life businesses were sold in January 2013.

[3]
Includes derivative gains of $71 and $110 for the three months ended March 31, 2013 and December 31, 2012, respectively, primarily associated with previously terminated derivatives associated with fixed rate bonds sold in connection with the Retirement Plans and Individual Life business dispositions.

[4]	For further information regarding discontinued operations of the U.K. variable annuity business, refer to Basis of Presentation on page i.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
CORE EARNINGS - RETURN ON ASSETS (bps, after tax)
U.S. Annuity	49.0	42.3	38.4	50.1	38.1	39.6	46.8	43.5	42.2
Japan Annuity	135.4	133.1	88.4	77.4	90.5	76.1	83.9	117.7	82.7
FULL SURRENDER RATES
U.S. variable annuity	20.3%	17.5%	14.5%	10.4%	10.4%	13.0%	9.6%	17.5%	11.2%
Japan variable annuity	30.8%	34.8%	9.6%	3.7%	3.0%	3.9%	2.8%	24.6%	3.2%
CONTRACT COUNTS (in thousands)
U.S. variable annuity	802	839	873	904	929	956	989
U.S. fixed annuity and other	176	180	184	186	189	193	199
Japan variable annuity	341	368	400	411	417	421	427
Japan fixed annuity and other	24	25	26	27	27	28	30
ACCOUNT VALUE (end of period) [1]
U.S. variable annuity	$61,512	$62,579	$65,500	$64,824	$66,707	$66,538	$72,235
U.S. fixed annuity and other	10,455	10,670	10,797	10,848	11,006	11,228	11,507
Total U.S. Annuity account value	$71,967	$73,249	$76,297	$75,672	$77,713	$77,766	$83,742
Japan variable annuity	22,846	23,921	26,934	27,716	28,725	27,977	29,396
Japan fixed annuity and other	3,384	3,368	3,553	3,908	4,535	4,461	4,469
Total Japan Annuity account value	$26,230	$27,289	$30,487	$31,624	$33,260	$32,438	$33,865

[1]	Talcott Resolution total account value (including the U.S. and Japan Annuity account value information presented above) is summarized as follows:

	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
Other account value [a.]	107,935	102,719	104,534	104,259	107,492	$106,421	$108,909
Institutional	17,118	17,252	17,586	17,744	18,204	$18,233	$18,622
Institutional account value inter-segment funding	$(1,201)	$(1,186)	$(1,171)	$(1,156)	$(1,346)	$(1,329)	$(1,312)
Total account value	$222,049	$219,323	$227,733	$228,143	$235,323	$233,529	$243,826
[a.] Other account value includes the Retirement Plans and Individual Life businesses sold in January 2013, PPLI and the discontinued U.K.
variable annuity business. Account values associated with the Retirement Plans, Individual Life and U.K. variable annuity businesses no longer generate asset-based fee income due to the sale of these businesses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
U.S. ANNUITY — SUPPLEMENTAL DATA — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
VARIABLE ANNUITIES
Beginning balance	$62,579	$65,500	$64,824	$66,707	$66,538	$72,235	$68,760	$64,824	$68,760
Deposits	77	180	226	209	130	169	307	483	606
Partial withdrawals	(647)	(630)	(710)	(815)	(711)	(780)	(815)	(1,987)	(2,306)
Full surrenders	(3,153)	(2,805)	(2,356)	(1,717)	(1,737)	(2,251)	(1,687)	(8,314)	(5,675)
Death benefits/annuitizations/other [1]	(445)	(472)	(468)	(459)	(388)	(397)	(449)	(1,385)	(1,234)
Transfers	(2)	(1)	1	(1)	1	—	3	(2)	4
Net flows	(4,170)	(3,728)	(3,307)	(2,783)	(2,705)	(3,259)	(2,641)	(11,205)	(8,605)
Change in market value/change in reserve/interest credited and other	3,103	807	3,983	900	2,874	(2,438)	6,116	7,893	6,552
Ending balance	$61,512	$62,579	$65,500	$64,824	$66,707	$66,538	$72,235	$61,512	$66,707
FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$10,670	$10,797	$10,848	$11,006	$11,228	$11,507	$11,631	$10,848	$11,631
Deposits	—	2	6	7	9	16	46	8	71
Surrenders	(264)	(161)	(103)	(167)	(251)	(298)	(204)	(528)	(753)
Death benefits/annuitizations/other [1]	(64)	(72)	(74)	(109)	(105)	(106)	(102)	(210)	(313)
Transfers	(2)	(3)	—	—	2	(4)	1	(5)	(1)
Net flows	(330)	(234)	(171)	(269)	(345)	(392)	(259)	(735)	(996)
Change in market value/change in reserve/interest credited and other	115	107	120	111	123	113	135	342	371
Ending balance	$10,455	$10,670	$10,797	$10,848	$11,006	$11,228	$11,507	$10,455	$11,006
TOTAL U.S. ANNUITY
Beginning balance	$73,249	$76,297	$75,672	$77,713	$77,766	$83,742	$80,391	$75,672	$80,391
Deposits	77	182	232	216	139	185	353	491	677
Surrenders	(4,064)	(3,596)	(3,169)	(2,699)	(2,699)	(3,329)	(2,706)	(10,829)	(8,734)
Death benefits/annuitizations/other [1]	(509)	(544)	(542)	(568)	(493)	(503)	(551)	(1,595)	(1,547)
Transfers	(4)	(4)	1	(1)	3	(4)	4	(7)	3
Net flows	(4,500)	(3,962)	(3,478)	(3,052)	(3,050)	(3,651)	(2,900)	(11,940)	(9,601)
Change in market value/change in reserve/interest credited and other	3,218	914	4,103	1,011	2,997	(2,325)	6,251	8,235	6,923
Ending balance	$71,967	$73,249	$76,297	$75,672	$77,713	$77,766	$83,742	$71,967	$77,713

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
JAPAN ANNUITY — SUPPLEMENTAL DATA — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
VARIABLE ANNUITIES
Beginning balance	$23,921	$26,934	$27,716	$28,725	$27,977	$29,396	$29,233	$27,716	$29,233
Surrenders	(1,842)	(2,257)	(694)	(302)	(255)	(323)	(250)	(4,793)	(828)
Death benefits/annuitizations/other [1]	(258)	(206)	(220)	(203)	(179)	(176)	(173)	(684)	(528)
Net flows	(2,100)	(2,463)	(914)	(505)	(434)	(499)	(423)	(5,477)	(1,356)
Change in market value/change in reserve/interest credited	736	916	2,402	2,464	467	(1,829)	2,586	4,054	1,224
Effect of currency translation	289	(1,466)	(2,270)	(2,968)	715	909	(2,000)	(3,447)	(376)
Ending balance [2]	$22,846	$23,921	$26,934	$27,716	$28,725	$27,977	$29,396	$22,846	$28,725
FIXED MARKET VALUE ADJUSTED ("MVA") AND OTHER
Beginning balance	$3,368	$3,553	$3,908	$4,535	$4,461	$4,469	$4,786	$3,908	$4,786
Surrenders	(28)	(26)	(41)	(47)	(58)	(152)	(47)	(95)	(257)
Death benefits/annuitizations/other [1]	(15)	(18)	(13)	(180)	(3)	(18)	1	(46)	(20)
Net flows	(43)	(44)	(54)	(227)	(61)	(170)	(46)	(141)	(277)
Change in market value/change in reserve/interest credited	18	28	37	42	22	23	40	83	85
Effect of currency translation	41	(169)	(338)	(442)	113	139	(311)	(466)	(59)
Ending balance	$3,384	$3,368	$3,553	$3,908	$4,535	$4,461	$4,469	$3,384	$4,535
TOTAL JAPAN ANNUITY
Beginning balance	$27,289	$30,487	$31,624	$33,260	$32,438	$33,865	$34,019	$31,624	$34,019
Surrenders	(1,870)	(2,283)	(735)	(349)	(313)	(475)	(297)	(4,888)	(1,085)
Death benefits/annuitizations/other [1]	(273)	(224)	(233)	(383)	(182)	(194)	(172)	(730)	(548)
Net flows	(2,143)	(2,507)	(968)	(732)	(495)	(669)	(469)	(5,618)	(1,633)
Change in market value/change in reserve/interest credited	754	944	2,439	2,506	489	(1,806)	2,626	4,137	1,309
Effect of currency translation	330	(1,635)	(2,608)	(3,410)	828	1,048	(2,311)	(3,913)	(435)
Ending balance	$26,230	$27,289	$30,487	$31,624	$33,260	$32,438	$33,865	$26,230	$33,260

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
SUPPLEMENTAL DATA—ANNUITY DEATH AND LIVING BENEFITS

	AS OF:
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
U.S. Variable Annuity Business
S&P 500 index value at end of period	1,682	1,606	1,569	1,426	1,441	1,362	1,408

Total account value with guaranteed minimum death benefits (“GMDB”)	$61,512	$62,579	$65,500	$64,824	$66,707	$66,538	$72,235
GMDB gross net amount of risk ("NAR")	4,657	5,195	5,349	6,610	7,187	8,998	7,698
% of GMDB NAR reinsured	75%	72%	72%	67%	66%	62%	65%
GMDB retained NAR [2]	1,183	1,457	1,498	2,168	2,458	3,461	2,724
GMDB net GAAP liability	301	298	293	310	308	337	322

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	$30,907	$32,035	$34,106	$34,218	$34,836	$35,127	$38,312
GMWB gross NAR	228	344	361	650	761	1,198	847
% of GMWB NAR reinsured	18%	18%	19%	17%	16%	16%	16%
GMWB retained NAR [2]	187	282	293	540	636	1,009	711
GMWB net GAAP liability	158	513	651	1,022	1,179	1,790	1,355

Japan Variable Annuity Business
Yen / $	98.1	99.3	94.0	86.5	77.8	79.8	82.3
Yen / Euro	132.8	129.1	120.7	114.5	100.2	101.0	110.6

Total account value with GMDB	$22,846	$23,921	$26,934	$27,716	$28,725	$27,977	$29,396
GMDB gross NAR	1,624	2,218	3,091	5,736	9,107	9,477	7,580
% of GMDB NAR reinsured	23%	21%	20%	16%	13%	13%	15%
GMDB retained NAR	1,250	1,760	2,467	4,831	7,882	8,236	6,469

Total account value with guaranteed minimum income benefits (“GMIB”) [1]	$21,102	$22,174	$25,129	$25,960	$26,917	$26,119	$27,350
GMIB retained NAR [2]	509	851	1,280	3,316	6,092	6,470	4,785
GMDB/GMIB net GAAP liability	336	383	468	621	874	847	704

[1]	Total GMIB account value also includes other living benefits.

[2]
Policies with a guaranteed living benefit (a GMWB in the U.S., or a GMIB in Japan) also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown. These benefits are not additive. When a policy terminates due to death, any NAR related to GMWB or GMIB is released. Similarly, when a policy goes into benefit status on a GMWB or, by contract, the GMDB NAR is reduced to zero. When a policy goes into benefit status on a GMIB, its GMDB NAR is released.

CORPORATE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
Fee income	$2	$2	$3	$25	$45	$45	$52	$7	$142
Net investment income	6	—	13	26	8	3	(6)	19	5
Other revenues	—	—	—	1	—	—	—	—	—
Net realized capital gains (losses)	(5)	10	(96)	84	9	17	15	(91)	41
Total revenues	3	12	(80)	136	62	65	61	(65)	188
Benefits, losses and loss adjustment expenses (income)	—	—	—	—	1	(1)	—	—	—
Insurance operating costs and other expenses [1]	(60)	14	26	48	57	63	76	(20)	196
Loss on extinguishment of debt [2]	—	—	213	—	—	910	—	213	910
Reinsurance loss on dispositions [3]	—	—	69	—	118	—	—	69	118
Interest expense	94	100	107	109	109	115	124	301	348
Restructuring and other costs	14	19	16	67	17	28	9	49	54
Total benefits and expenses	48	133	431	224	302	1,115	209	612	1,626
Loss before income taxes	(45)	(121)	(511)	(88)	(240)	(1,050)	(148)	(677)	(1,438)
Income tax benefit	(17)	(46)	(153)	(49)	(44)	(372)	(52)	(216)	(468)
Net loss	(28)	(75)	(358)	(39)	(196)	(678)	(96)	(461)	(970)
Less: Restructuring and other costs, after tax	(9)	(12)	(10)	(43)	(11)	(18)	(6)	(31)	(35)
Less: Loss on extinguishment of debt, after tax [2]	—	—	(138)	—	—	(587)	—	(138)	(587)
Less: Net reinsurance loss on dispositions, after tax [3]	—	—	(69)	—	(118)	—	—	(69)	(118)
Less: Net realized capital gains (losses), after tax and DAC, excluded from core losses	(3)	6	(68)	59	9	7	12	(65)	28
Core losses	$(16)	$(69)	$(73)	$(55)	$(76)	$(80)	$(102)	$(158)	$(258)

[1]
In the third quarter of 2013 insurance operating costs and other expenses include a benefit of $57, before tax, for an insurance recovery from the Company's insurers for past legal expenses associated with closed litigation and a benefit of $19, before tax, from the resolution of items under the Company's spin-off agreement with its former parent company.

[2]
In the first quarter of 2013 the Company repurchased approximately $800 of outstanding senior notes and debentures. In the second quarter of 2012 the Company repurchased all outstanding 10% fixed-to-floating rate junior subordinated debentures due 2068 with a $1.75 billion aggregate principal amount held by Allianz. Loss on extinguishment of debt consists of the premium associated with repurchasing the debentures at an amount greater than the face amount, the write-off of the unamortized discount and debt issuance and other costs related to the repurchase transactions.

[3]
In the first quarter of 2013 reinsurance loss on dispositions consists of a reduction in goodwill related to the sale of the Retirement Plans business. In the third quarter of 2012, reinsurance loss on dispositions consists of a goodwill impairment charge related to the sale of the Individual Life business.

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	540	548	554	708	710	725	735	1,642	2,170
Tax-exempt	117	116	116	117	118	119	120	349	357
Total fixed maturities	657	664	670	825	828	844	855	1,991	2,527
Equity securities, trading	878	1,189	2,562	2,630	635	(1,662)	2,761	4,629	1,734
Equity securities, available-for-sale	7	8	6	14	5	8	10	21	23
Mortgage loans	65	62	65	84	88	86	79	192	253
Policy loans	20	22	20	29	30	30	30	62	90
Limited partnerships and other alternative investments [2]	46	95	66	44	28	72	52	207	152
Other [3]	47	45	58	71	75	82	69	150	226
Subtotal	1,720	2,085	3,447	3,697	1,689	(540)	3,856	7,252	5,005
Investment expense	(30)	(29)	(29)	(29)	(26)	(28)	(28)	(88)	(82)
Total net investment income	1,690	2,056	3,418	3,668	1,663	(568)	3,828	7,164	4,923
Less: Equity securities, trading	878	1,189	2,562	2,630	635	(1,662)	2,761	4,629	1,734
Total net investment income excluding trading securities	812	867	856	1,038	1,028	1,094	1,067	2,535	3,189
Annualized investment yield, before-tax [4] [5]	4.2%	4.4%	4.3%	4.3%	4.2%	4.5%	4.4%	4.3%	4.4%
Annualized investment yield, after tax [4]	2.9%	3.1%	3.0%	2.9%	2.9%	3.1%	3.0%	3.0%	3.0%

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, repurchase agreement and dollar roll collateral, and consolidated variable interest entity non-controlling interests. Yield calculations for the three months ended March 31, 2013 and nine months ended September 30, 2013 exclude assets transfered due to the sale of the Retirement Plans and Individual Life businesses. Yield calculations for all periods exclude income and assets associated with the disposal of the Hartford Life International Limited business.

[5]
Current quarter annualized investment yield, before tax, of 4.2% was higher than the third quarter 2012 annualized yield excluding the impact of the sale of the Retirement Plans and Individual Life businesses of 4.0%.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	168	175	172	175	171	175	183	515	529
Tax-exempt	92	91	92	92	93	94	94	275	281
Total fixed maturities	260	266	264	267	264	269	277	790	810
Equity securities, available-for-sale	3	4	2	4	3	4	4	9	11
Mortgage loans	13	11	12	12	12	12	10	36	34
Limited partnerships and other alternative investments [2]	20	50	39	19	15	31	26	109	72
Other [3]	9	16	3	9	8	10	7	28	25
Subtotal	305	347	320	311	302	326	324	972	952
Investment expense	(9)	(9)	(8)	(10)	(7)	(7)	(7)	(26)	(21)
Total net investment income	296	338	312	301	295	319	317	946	931
Annualized investment yield, before-tax [4]	4.2%	4.8%	4.5%	4.3%	4.2%	4.6%	4.5%	4.5%	4.4%
Annualized investment yield, after tax [4]	3.1%	3.6%	3.5%	3.1%	3.2%	3.4%	3.4%	3.4%	3.3%

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

[4]	Yields calculated using annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, repurchase agreement and dollar roll collateral, consolidated variable interest entity non-controlling interests, and derivatives book value.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME BY SEGMENT
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
Net Investment Income (Loss)
Commercial Markets	$230	$262	$240	$228	$222	$239	$235	$732	$696
Consumer Markets	33	39	37	37	38	41	43	109	122
P&C Other Operations	33	37	35	36	35	39	39	105	113
Total Property & Casualty	296	338	312	301	295	319	317	946	931
Group Benefits	96	100	97	101	98	107	99	293	304
Mutual Funds	—	—	—	(1)	(1)	—	(1)	—	(2)
Talcott Resolution [1]	1,292	1,618	2,996	3,241	1,263	(997)	3,419	5,906	3,685
Corporate	6	—	13	26	8	3	(6)	19	5
Total net investment income	1,690	2,056	3,418	3,668	1,663	(568)	3,828	7,164	4,923
Less: Equity securities, trading	878	1,189	2,562	2,630	635	(1,662)	2,761	4,629	1,734
Total net investment income excluding trading securities	$812	$867	$856	$1,038	$1,028	$1,094	$1,067	$2,535	$3,189

[1] Includes equity securities, trading.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Sept. 30 2013	Sept. 30 2012
Net Realized Capital Gains (Losses)
Gross gains on sales [1]	$106	$211	$1,717	$155	$194	$245	$227	2,034	666
Gross losses on sales	(139)	(118)	(82)	(54)	(131)	(158)	(97)	(339)	(386)
Net impairment losses [2]	(26)	(12)	(21)	(185)	(37)	(98)	(29)	(59)	(164)
Valuation allowances on mortgage loans	—	—	—	13	—	—	1	—	1
Japan fixed annuity contract hedges, net [3]	(8)	1	3	6	(24)	2	(20)	(4)	(42)
Periodic net coupon settlements on credit derivatives/Japan [4]	3	—	(6)	(11)	2	4	(5)	(3)	1
Results of variable annuity hedge program
U.S. GMWB derivatives, net	203	(31)	47	68	381	(115)	185	219	451
U.S. macro hedge	(50)	(47)	(85)	(48)	(109)	6	(189)	(182)	(292)
Total U.S. program	153	(78)	(38)	20	272	(109)	(4)	37	159
International program	(286)	(742)	(171)	(810)	(176)	720	(1,201)	(1,199)	(657)
Total results of variable annuity hedge program	(133)	(820)	(209)	(790)	96	611	(1,205)	(1,162)	(498)
Other net gain (loss) [5]	35	90	204	388	(5)	(39)	200	329	156
Total net realized capital gains (losses), before tax and DAC	$(162)	$(648)	$1,606	$(478)	$95	$567	$(928)	$796	$(266)
Less: Realized gain on dispositions, before tax	—	1	1,574	—	—	—	—	1,575	—
Less: Realized gains (losses), included in core earnings, before tax	4	2	(5)	(10)	9	9	(1)	1	17
Total net realized capital gains (losses) and other, before tax and DAC, excluded from core earnings (losses)	(166)	(651)	37	(468)	86	558	(927)	(780)	(283)
Less: Impacts of DAC	28	(6)	(6)	(31)	(6)	(25)	(44)	16	(75)
Less: Impacts of tax	(64)	(232)	24	(155)	31	201	(312)	(272)	(80)
Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(130)	$(413)	$19	$(282)	$61	$382	$(571)	$(524)	$(128)

[1]	Includes $1.5 billion of gains for the three months ended March 31, 2013 and nine months ended September 30, 2013 relating to the sales of the Retirement Plans and Individual Life businesses.

[2]	Includes $177 of intent-to-sell impairments for the three months ended December 31, 2012 relating to the sales of the Retirement Plans and Individual Life businesses.

[3]
Relates to the Japan fixed annuity product (adjustment of product liability for changes in spot currency exchange rates, related derivative hedging instruments, excluding periodic net coupon settlements, and Japan FVO securities).

[4]	Included in core earnings.

[5]
Primarily consists of transactional foreign currency re-valuation associated with the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, and changes in value of non-qualifying derivatives and Japan 3Win related foreign currency swaps. Includes $71 and $110 of derivative gains relating to the sales of the Retirement Plans and Individual Life businesses for the three months ended March 31, 2013 and December 31, 2012, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012
	Amount [1]	Percent	Amount [1]	Percent	Amount [1]	Percent	Amount [1][2]	Percent	Amount [1]	Percent
Total investments	$103,064	100.0%	$105,520	100.0%	$114,838	100.0%	$134,250	100.0%	$137,168	100.0%
Less: Equity securities, trading	22,343	21.7%	23,362	22.1%	28,099	24.5%	28,933	21.6%	29,980	21.9%
Total investments excluding trading securities	$80,721	78.3%	$82,158	77.9%	$86,739	75.5%	$105,317	78.4%	$107,188	78.1%
Asset-backed securities (“ABS”)	$2,362	3.7%	$2,453	3.8%	$2,422	3.5%	$2,763	3.2%	$2,758	3.2%
Collateralized debt obligations (“CDOs”)	2,550	4.0%	2,623	4.0%	2,558	3.7%	3,040	3.5%	3,072	3.5%
Commercial mortgage-backed securities (“CMBS”)	4,489	7.0%	4,733	7.3%	5,205	7.5%	6,321	7.4%	6,273	7.2%
Corporate	28,770	45.0%	29,666	45.7%	31,468	45.2%	44,049	51.3%	43,433	50.1%
Foreign government/government agencies	3,968	6.2%	3,825	5.9%	3,927	5.6%	4,136	4.8%	4,216	4.9%
Municipal	12,543	19.6%	12,569	19.4%	13,238	19.0%	14,361	16.7%	14,291	16.5%
Residential mortgage-backed securities (“RMBS”)	5,086	7.9%	5,167	8.0%	6,716	9.6%	7,480	8.7%	7,477	8.6%
U.S. Treasuries	4,255	6.6%	3,845	5.9%	4,133	5.9%	3,772	4.4%	5,206	6.0%
Total fixed maturities, AFS [3]	$64,023	100.0%	$64,881	100.0%	$69,667	100.0%	$85,922	100.0%	$86,726	100.0%
U.S. government/government agencies	$8,923	13.9%	$8,588	13.2%	$10,563	15.2%	$10,975	12.8%	$12,458	14.4%
AAA	6,377	10.0%	6,638	10.2%	7,265	10.4%	9,220	10.7%	9,128	10.5%
AA	12,923	20.2%	13,273	20.5%	13,877	19.9%	16,104	18.7%	16,305	18.8%
A	15,412	24.1%	15,514	23.9%	17,007	24.4%	22,650	26.4%	21,923	25.3%
BBB	16,187	25.2%	16,570	25.6%	17,079	24.5%	22,689	26.4%	22,665	26.1%
BB & below	4,201	6.6%	4,298	6.6%	3,876	5.6%	4,284	5.0%	4,247	4.9%
Total fixed maturities, AFS [3]	$64,023	100.0%	$64,881	100.0%	$69,667	100.0%	$85,922	100.0%	$86,726	100.0%

[1]	Represents the value at which the assets are carried on the Consolidating Balance Sheets. Consolidating Balance Sheets as of September 30, 2013 and December 31, 2012 are presented on page 4.

[2]
Total investments as of December 31, 2012 include $17.3 billion in carrying value of assets transferred by the Company in connection with the sale of the Retirement Plans and Individual Life businesses in January 2013.

[3]	Available-for-sale ("AFS").

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF SEPTEMBER 30, 2013

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets [1]
Top Ten Corporate and Equity, AFS, Exposures by Sector
Utilities	$5,701	$6,059	7.5%
Financial Services	5,485	5,545	6.9%
Consumer non-cyclical	3,467	3,754	4.6%
Technology and communications	3,209	3,411	4.2%
Basic Industry	2,722	2,805	3.5%
Energy	2,384	2,545	3.1%
Capital goods	2,068	2,230	2.8%
Consumer cyclical	1,839	1,951	2.4%
Transportation	989	1,048	1.3%
Other	256	284	0.4%
Total	$28,120	$29,632	36.7%
Top Ten Exposures by Issuer [2]
Government of Japan [3]	$2,568	$2,554	3.2%
State of California	297	313	0.4%
National Grid PLC	266	289	0.4%
Verizon Communications Inc.	258	279	0.4%
Goldman Sachs Group Inc.	261	271	0.3%
Commonwealth of Massachusetts	241	263	0.3%
State of Illinois	271	263	0.3%
General Electric Co.	282	258	0.3%
AT&T Inc.	219	250	0.3%
JP Morgan Chase & Co.	274	250	0.3%
Total	$4,937	$4,990	6.2%

[1]	Excludes equity securities, trading.

[2]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.

[3]	These securities are included in short-term investments, fixed maturities, available-for-sale, and fixed maturities, fair value option on the Company’s Consolidating Balance Sheets.